UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

May 24, 2007
Date of Report (date of earliest event reported)

ADVENT SOFTWARE, INC.
(Exact name of Registrant as specified in its charter)

State of Delaware	0-26994	94-2901952
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

600 Townsend Street
San Francisco, California 94103
(Address of principal executive offices)

(415) 543-7696
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

TABLE OF CONTENTS

ITEM 8.01 Other Events
SIGNATURES

ITEM 8.01 Other Events

On May 24, 2007, Graham V. Smith, Executive Vice President and Chief Financial Officer of the Company, entered into a written stock selling plan (“10b5-1 Plan”) for asset diversification purposes in accordance with the Company’s Insider Trading Policy and Rule 10b5-1 of the Securities Exchange Act of 1934, as amended. Pursuant to the 10b5-1 Plan, Mr. Smith will liquidate a portion of his holdings in the Company. Selling according to the 10b5-1 Plan will commence in August 2007 and will continue for one year, unless sooner terminated.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

ADVENT SOFTWARE, INC.

By:	/s/ Graham V. Smith
Graham V. Smith
Executive Vice President, Chief Financial Officer and Secretary (Principal Financial and Accounting Officer)

Dated: May 29, 2007